UNITED STATES
     SECURITIES AND EXCHANGE COMMISSION
           Washington D.C., 20549

                  Form 8-K

               CURRENT REPORT


  Pursuant to Section 13 or 15(d) of the
      Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) December 13, 1996


     Commission file number 33-12664-D


                WORLDWIDE GOLF RESOURSES, INC.
        (Exact name of registrant as specified in charter)

        Nevada                                          88-0335511
        (State of other jurisdiction of                 (I.R.S. Employer
        incorporation or organization)                  Identification Number)

        5230 So.  Valley View, Suite E
        Las Vegas, Nevada                               89118
        (Address of Principal Executive Office)         (Zip Code)
               (702) 739-9392
(Registrant's Telephone Number, Including Area Code)

                 Copies To:
               Gerald Levine
                 President
        23 Cactus Garden Drive, F-23
          Henderson, Nevada 89014
              (702)893-4747


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Worldwide Golf Resources, Inc.  Page 2

Item No 1    Changes in Control of Registrant.

On December 13, 1996 a new Board of Directors was elected for the Company. The new board consisits of: Gerald Levine, Marie
Levine, Seyed Tarabian, Andrew Rafkin and Mike Arp.

Also on December 13, 1996 a new President and
Secretary/Treasuer were elected: Gerald Levine and Marie Levine respectively.

Item No. 2.  Acquisition or Disposition of Assets.

No events to report.

Item No. 3.  Bankruptcy or Receivership.

No events to report.

Item No. 4.  Changes in Registrant's Certifying Accountant.

No events to report.

Item No. 5.  Other Events.

No events to report.

Item No. 6.  Resignation of Registrant's Directors.

On December 13, 1996 the Company accepted the resination of the following Directors: Kenneth L. Maul, Janet E. Maul, C.
Gregroy Frey, and Vance Cartee.

Item No. 7. Financial Statements, Proforma Financial
Information and Exhibits.

Worldwide Golf Resources, Inc.  Page Three




                SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Worldwide Golf Resources, Inc.



By: /s/Gerald Levine        Dated:   December 26, 1996
       Gerald Levine, President